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                                                                 EXHIBIT 10.17B



                                    GUARANTY

         This Guaranty (as amended, modified and restated from time to time is herein called the "GUARANTY") is made as of December 31, 2001, by EGL, Inc. a Texas corporation ("GUARANTOR"), to and for the benefit of iStar Eagle LP, a Delaware limited partnership (such limited partnership, together with its successors, transferees and assigns is herein called the "LANDLORD").

                                    RECITALS

         A. EGL Eagle Global Logistics, LP, a Delaware limited partnership ("TENANT"), is entering into that certain Lease Agreement with Landlord dated as of the date hereof (such Lease Agreement as modified and restated from time to time is herein called the "LEASE"), relating to the properties having common addresses of (a) 15350-15390 Viceroy Drive, Houston, Texas 77032 and (b) 18300 East 28th Avenue, Aurora, Colorado. All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. An index of terms defined herein is attached hereto as Schedule 1.

         B. Guarantor owns all of the partnership interests in Tenant, directly or indirectly. Guarantor shall receive substantial benefits from Tenant's entering into the Lease. Guarantor has received and reviewed, and hereby approves and acknowledges the terms and conditions of the Lease.

         C. The execution and delivery of this Guaranty by Guarantor is a condition precedent to Landlord's entering into the Lease with Tenant, and without ibis Guaranty, Landlord would be unwilling to enter into the Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by Guarantor, and to induce Landlord to enter into the Lease with Tenant, Guarantor hereby absolutely, unconditionally and irrevocably agrees as follows:

1.  GUARANTY.

         (a) Guarantor, as a primary obligor and not merely as a surety, hereby absolutely, unconditionally and irrevocably guarantees to Landlord the prompt and complete payment and performance, in the case of non-pecuniary obligations, of all of the Guaranteed Obligations (as defined below) in full, when and as the same shall become due, whether on any due date or performance date, or upon demand or otherwise, This Guaranty constitutes the agreement to pay money and to act in the first instance and is not be construed as a contract of indemnity or a guaranty of collectability.

         (b) As used in this Guaranty, "GUARANTEED OBLIGATIONS" means, collectively, all of the following:

             (i) all of the indebtedness, liabilities and obligations of every kind and nature of Tenant to Landlord relating to


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the payment of money arising under or in any way relating to the Lease, howsoever-created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held, or acquired by Landlord (collectively, the "MONETARY OBLIGATIONS"), including all of Tenant's payment obligations owed to Landlord under the Lease, including timely full payment of all Rent and all other amounts payable by Tenant under the Lease, including, to the extent applicable, all payments required under Sections 14 and 16 of the Lease;

             (ii) all of the covenants, liabilities, and obligations of every kind and nature of Tenant to Landlord which do not relate to the payment of money arising, under or in any way relating to the Lease, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, new or hereafter existing, due or to become due, and howsoever owned, held, or acquired by Landlord;

             (iii) all interest, fees, costs and expenses due Landlord after the filing of a bankruptcy petition by or against Tenant regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings; and

             (iv) all Enforcement Costs (as defined herein).

2. REPRESENTATIONS AND WARRANTIES. Guarantor acknowledges and agrees that Landlord's agreement to enter into the Lease with Tenant is of substantial and material benefit to Guarantor and further agrees that the following shall constitute representations and warranties of Guarantor, and Guarantor acknowledges that Landlord intends to enter into the Lease in reliance thereon:

         (a) There is no existing event of default, and no event has occurred which with the passage, of time or the giving of notice or both will constitute an event of default, under any agreement to which Guarantor is a party, the effect of which event of default will impair performance by Guarantor of Guarantor's obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Guarantor is a party or by which Guarantor or any of Guarantor's property may be subject, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect, is valid and sufficient therefor and has been approved in writing by Landlord;

         (b) There are no actions, suits or proceedings pending or threatened against Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by Guarantor of Guarantor's obligations pursuant to and as contemplated by the terms and provisions, of this Guaranty;



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         (c) Neither this Guaranty nor my document, financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Landlord by Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty; and

         (d) Guarantor is a corporation, duly -incorporated and in good standing under the laws of the State of Texas and has as its principal place of business at 15350 Vickery Drive, Houston, Texas 77032.

3.  COVENANTS. Guarantor agrees and covenants that:

         (a) Any indebtedness of Tenant now or hereafter existing or owing, together with any interest thereon, to Guarantor, is hereby subordinated to the Rent payments and any other payments due from Tenant to Landlord under the Lease, and such indebtedness of Tenant to Guarantor shall be collected, enforced and received by Guarantor in trust for the benefit of Landlord, and shall be paid over to Landlord on account of the Rent payments and other payments due from Tenant to Landlord, but without impairing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty;

         (b) (1) No payment by Guarantor under any provision of this Guaranty shall entitle Guarantor, by subrogation to the rights of Landlord or otherwise, to (i) any payment by Tenant or out of its property, or (ii) any payment from or rights in any applicable bonds, title insurance certifications, commitments or indemnities or other security held by or for the benefit of Landlord in connection with the Premises; (2) until Tenant's Guaranteed Obligations are indefeasibly paid in full and all periods under applicable bankruptcy law for the contest of any payment by any Guarantor or Tenant as a preferential or fraudulent payment have expired, Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which such Guarantor may now or hereafter have by and from Tenant and the successors and assigns of Tenant, for any payments made by Guarantor to Landlord, including, without limitation, any rights which might allow Tenant, Tenant's successors, a creditor of Tenant, or a trustee in bankruptcy of Tenant to claim in bankruptcy or any other similar proceedings that any payment made by Tenant or Tenant's successors and assigns to Landlord was on behalf of or for the benefit of Guarantor and that such payment is recoverable by Tenant, a creditor or trustee in bankruptcy of Tenant as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Landlord; and (3) unless and until Tenant's Obligations and Guarantors' obligations under this Guaranty have been indefeasibly paid and performed in full, Guarantor will not assign or otherwise transfer any such claim to any other person or entity;

         (c) Landlord, in its sole discretion, may at any time enter into agreements with Tenant to amend and modify the Lease, and may waive or release any provision or provisions thereof and, with reference thereto, may make and enter into any such agreement or agreements as Landlord or Tenant may deem proper or desirable, without any not-lee to or further assent from Guarantor and without in any manner impairing or affecting this Guaranty or any of Landlord's rights hereunder;


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         (d) Landlord may enforce this Guaranty without the necessity at any time of resorting to or exhausting any other remedy or any other security or collateral and without the necessity of proceeding against Tenant;

         (e) Nothing contained herein or otherwise shall prevent Landlord from pursuing concurrently or successively all rights and remedies available to Landlord pursuant to any document or agreement in law or in equity and against any persons, firms or entities whatsoever (and particularly, but not by way of limitation, Landlord exercise any rights available to Landlord under the Lease), and the exercise of any of Landlord's rights or the completion of any of Landlord's remedies shall not constitute a discharge of any obligation of Guarantor hereunder, it being the purpose and intent of Guarantor that Guarantor's obligations shall be absolute, independent and unconditional under any and all circumstances whatsoever;

         (f) The liability of Guarantor hereunder or any remedy for the enforcement thereof shall in no way be affected by (i) the release or discharge of Tenant in any creditors' receivership, bankruptcy or other similar proceedings, (ii) the impairment, limitation, modification or termination of the liabilities of Tenant to Landlord or the estate of Tenant in bankruptcy, or of any lien or security interest securing said liabilities, or any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any present or future provision of Title 11 of the United States Code other similar statute or from the decision in any court arising from, (iii) the rejection or disaffirmance of the Lease in any such proceedings, (iv) any disability or other defense of Tenant, (v) the cessation from any cause whatsoever of the liability of the Tenant to Landlord, or (vi) any defense, current or future, of Guarantor to any action, suit or proceeding at law or otherwise, that may be instituted on this Guaranty;

         (g) This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Lease is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the payor, all as though such payment to Landlord had not been made, regardless of whether Landlord contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty;

         (h) Guarantor shall deliver to Landlord and to any party holding a mortgage or deed of trust on all or any portion of the Premises (each herein a "MORTGAGEE"), prospective Mortgagee, lender or purchaser designated by Landlord the following information: within 90 days after the end of each fiscal year of Guarantor, an audited balance sheet of Guarantor and its consolidated subsidiaries as at the end of such year, an audited statement of profits and losses of Guarantor and its consolidated subsidiaries for such -year, and an audited statement of cash flows of Guarantor and its consolidated subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding,- fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Guarantor; and within 45 days after the end of each of the first three fiscal quarters of Guarantor a balance sheet of Guarantor and its consolidated subsidiaries as at the end of such quarter, statements of profits and losses of Guarantor and its consolidated subsidiaries for such quarter and a statement of cash flows of Guarantor and its consolidated subsidiaries for


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such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified to be true and complete by a financial officer of Guarantor having knowledge thereof; the foregoing financial statements all being prepared in accordance with generally accepted accounting principles, consistently applied. If and so long as Guarantor is a reporting company under the Securities and Exchange Act of 1934, as amended, the foregoing requirements of this paragraph 3(h) will be satisfied by the delivery of Guarantor's Forms 10-K, 10-Q and annual reports promptly upon their filing with the Securities and Exchange Commission;

         (i) Upon ten (10) days' prior notice, Guarantor will permit Landlord and its professional representatives to visit Guarantor's offices, and discuss Guarantor's affairs and finances with appropriate officers, and will make available such information as Landlord may reasonably request bearing on Guarantor, the Premises or the Lease, and Landlord shall maintain the confidentiality of any information designated by Guarantor as "nonpublic" and Landlord will execute and use its reasonable efforts to cause Landlord's professional representatives to execute appropriate confidentiality agreements; and

         (j) After giving effect to the transactions contemplated by this Guaranty, Guarantor (1) does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as they become due, (2) owns and will own property, the fair salable value of which is (A) greater than the total amount of its liabilities (including contingent liabilities) and (B) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (3) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

4. CONTINUING GUARANTY. Guarantor agrees that the obligations of Guarantor to Landlord hereunder constitute an absolute, present, primary, continuing, irrevocable, unlimited, unconditional guaranty of payment and performance and, without limitation, is not conditioned or contingent upon any effort to attempt to seek payment or performance from any other person or entity (whether or not pursuant to this Guaranty) or upon any other condition or contingency. In addition, the obligations of Guarantor hereunder shall not be subject to any counterclaim, set- off, abatement, suspension, deduction, deferment or defense, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstances or condition (whether or not Guarantor shall have any knowledge thereof), including:

             (a) any lack of validity or enforceability of the Lease;

             (b) any termination, amendment, modification or other change in the Lease;

             (c) any failure, or omission or delay on the part of Tenant, Guarantor or Landlord to conform or comply with any term of any of the Lease or any failure of Landlord to give notice of any event of default under the Lease;

             (d) any waiver, compromise, release, settlement, forbearance or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Lease;




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             (e) any action or inaction by Landlord under or in respect of the
Lease, any failure, lack of diligence, omission or delay on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on Landlord in the Lease, or any other action or inaction on the part of Landlord;

             (f) the death or incapacity of Guarantor, as applicable, or any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Tenant or Guarantor, as applicable, or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding;

             (g) any merger or consolidation of Tenant into or with any other entity, or any sale, lease or transfer of any of the assets of Tenant or Guarantor to any other person or entity;

             (h) any change in the ownership of the 100% partnership interests directly or indirectly owned in Tenant by Guarantor or any other change in the relationship between Tenant and Guarantor, or any termination of any such relationship;

             (i) to the, extent permitted by law, any release or discharge by operation of law of Tenant from any obligation or agreement contained in the Lease;

             (j) any conveyance, mortgage, or other transfer of all or any part of Tenant's interest in the Premises, or all or part of Guarantor's interest therein;

             (k) any assumption by any person of any or all of Tenant's obligations under the Lease, or Tenant's assignment of any or all of Its interest in the Lease (which assignment is not permitted by the Lease without Landlord's written consent);

             (l) the power or authority or lack thereof of Tenant to execute, acknowledge or deliver the Lease;

             (m) any defenses whatsoever that Tenant may or might have to the payment of the Monetary Obligations, except for the payment thereof;

             (n) the existence or non-existence of Tenant as a legal entity;

             (o) any sale or assignment by Landlord of the Premises, this Guaranty, and/or the Lease (including any assignment by Landlord to any Mortgagee consistent with the provisions of Paragraph 10 of this Guaranty);

             (p) any default by Tenant under the Lease or any right of setoff, counterclaim or defense (other than payment in full of the Monetary Obligations in accordance with the terms of the Lease) that Guarantor may or might have to its respective undertaking, liabilities, and obligations hereunder, each and every such defense being hereby waived by Guarantor; or

             (q) to the extent permitted by law, any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which


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otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Tenant or Guarantor.

5. WAIVERS. Guarantor irrevocably waives (i) notice of acceptance of this Guaranty by the Landlord and any and all notices and demands of every kind that may be required to be given by any statute or rule or law, (11) any defense arising by reason of any disability or other defense of Tenant, (iii) presentment, demand, notice of dishonor, protest and all other notices whatsoever, (iv) any right to participate in any security now or hereafter held by Landlord, (v) any right to enforce remedies Landlord now has, or later may have, against Tenant, Guarantor, or any other party, (vi) diligence in collection or protection of or realization upon any obligation hereunder, or any security for or guaranty of any of the foregoing, and any and all formalities that otherwise might be legally required to charge Tenant, Guarantor, or any other party with liability, (vii) any right to require Landlord to proceed against Tenant or any other person at any time or to proceed against or exhaust any security held by Landlord at any time or to pursue or exhaust any other remedy whatsoever at any time, (viii) the defense of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof, to the extent permitted by law, (ix) any defense arising by reason of any invalidity or unenforceability of the Lease, or any defense of Tenant, or any disability of Tenant, or by any cessation of the liability of Tenant from any cause whatsoever, (x) any duty of Landlord to advise Guarantor of any information known to Landlord regarding any and all favorable or unfavorable information, financial or otherwise, about the Premises learned or acquired by Landlord at any time (it is agreed that Guarantor assumes the responsibility for being and keeping informed regarding such information), (xi) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Tenant or any other person or entity now or hereafter primarily or secondarily liable for any of Tenant's obligations for any disbursements made by Guarantor under or in connection with this Guaranty and further agrees that Guarantor shall have no claims of any kind or type against Tenant as a result of any payment made by Guarantor to Landlord, all such claims being specifically waived, (xii) any right to enforce any remedy which Landlord now has or may hereafter have against Tenant and any benefit of, and the right to participate in, any security now or hereafter held by Landlord,
(xiii) any defense arising by reason of any act or failure to act by Landlord, any election of remedies made by Landlord or any other election afforded to Landlord pursuant to applicable law, whether or not pursuant to a bankruptcy, insolvency, liquidation, reorganization or similar proceeding filed by or against Tenant, (xiv) notice of any of the circumstances or conditions set forth in items (a) through (r), inclusive, of Paragraph 4 above, and (xv) the requirement of Landlord to mitigate damages.

6. EFFECT OF LANDLORD'S DELAY OR ACTION. No delay on the part of Landlord in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Landlord of any riot or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Landlord permitted hereunder shall in any way affect or impair the rights of Landlord and the obligation of Guarantor under this Guaranty.

7. ENFORCEMENT. All of the remedies set forth herein or provided by the Lease or law or equity shall be equally available to Landlord, and the choice by Landlord of one such alternative over another shall not be subject to question or challenge by Guarantor, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Landlord to recover or seek any other remedy under this Guaranty, nor shall such choice preclude Landlord from subsequently electing to exercise a different remedy. The


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obligations of Guarantor hereunder are independent of the obligations of Tenant and, in the event of a default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Tenant and whether or not Tenant is joined therein or a separate action or actions are brought against Tenant. Guarantor agrees that one or more successive actions may be brought against Guarantor, as often as Landlord deem advisable, until all of the Guaranteed Obligations are paid and performed in full.

8. ENFORCEMENT COSTS. If: (i) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Landlord in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty or the Lease; (iii) an attorney is retained to protect or enforce the Lease or to provide advice or other representation with respect to the Premises or the Lease in connection with an enforcement action or potential enforcement action, or (iv) an attorney is retained to represent Landlord in any other legal proceedings whatsoever in connection with this Guaranty or the Lease, then Guarantor shall pay to Landlord upon demand all attorney's fees, costs and expenses, including, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

9. NOTICES. Any notice, demand, request, or other communication which any party hereto may be required or may desire to give hereunder shall be in writing, addressed as follows, and shall be deemed to have been properly given, rendered, made and delivered (i) when sent by certified mail, postage prepaid, return receipt requested, on the fifth (4th) day after deposit in such mail, or (ii) when received by overnight delivery or overnight courier delivery (or if such delivery is refused, the date of such refusal) or (iii) by facsimile, transmission with a confirmation copy sent by overnight delivery or by overnight courier delivery addressed to the other party as follows:


    If to Guarantor:        EGL, Inc.
                            c/o EGL Eagle Global Logistics, LP
                            15350 Vickery Drive
                            Houston, Texas 77032
                            Attention: Jon Kennedy, Senior Vice President,
                                       Corporate Administration
                            Telephone: 281.618.3309
                            Fax:       281.618.3399

    With a copy to:         Baker & Hostetler LLP
                            1000 Louisiana, Suite 2000
                            Houston, Texas 77002-5009
                            Attention: William C. Stroh, Esq.
                            Telephone: 713.646.1369
                            Fax:       713.276.1626


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    To Landlord:            iStar Eagle LP
                            c/o iStar Financial Inc.
                            1114 Avenue of the Americas
                            27th Floor
                            New York, Now York 10036
                            Attention: Chief Financial Officer
                            Telephone: 212.930.9400
                            Fax:       212.930.9494

                                       and

                            Katten Muchin Zavis
                            525 West Monroe Street
                            16th Floor
                            Chicago, Illinois 60661-3693
                            Attention: Nina B. Matis, Esq.
                                       Gregory P. L. Pierce, Esq.
                            Telephone: 312.902-5541
                            Fax:       312.902.1061



or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Notices given in any other fashion shall be effective only upon receipt.


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10. ASSIGNMENT AND MODIFICATIONS. This Guaranty shall be assignable by Landlord, its successor and assigns to any assignee of all or a portion of Landlord's rights under the Lease, including Mortgagee, whether directly or by way of a grant of a security interest herein, without the consent of Guarantor, and Guarantor shall execute, acknowledge and deliver any documents reasonably requested by Landlord or such assignee in connection therewith- No modification, waiver, amendment, discharge or change of this Guaranty shall be binding upon Landlord except as expressly set forth in a writing duly signed and delivered on behalf of Landlord.

11. SEVERABILITY. The parties hereto intend and believe that each pro-vision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions, However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, and if such court declares such portion, provision, or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision, or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained therein, and that the rights, obligations, and interests of Guarantor and Landlord under the remainder of this Guaranty shall continue in full force and effect.

12. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Landlord's successors and assigns.

13. JURISDICTION. With respect to any suit, action or proceedings relating to this Guaranty, the Premises or the Lease ("Proceedings") Guarantor (i) submits to the non-exclusive jurisdiction of the state and federal courts located in the County and State where any of the Premises are located or in the State of New York and (ii) waives any objection which Guarantor may have at any time to the laying of venue of any proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over Guarantor.

14. USE OF TERMS. All personal pronouns used in this Guaranty, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa and shall refer solely to the parties signatory thereto except where otherwise specifically provided. The words "INCLUDE", "INCLUDES", "INCLUDING" and any other derivation of "include" means "including, but not limited to" unless specifically set forth to the contrary.

15. MATERIAL INDUCEMENT. Guarantor acknowledges and agrees that Landlord is specifically relying upon the representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Landlord to accept this Guaranty and to enter into the Lease and the transaction contemplated therein.

16. RECITALS INCORPORATED. The Recitals to this Agreement are hereby incorporated into this Agreement together with all exhibits, schedules and appendices hereto.

17. GOVERNING LAW. THIS GUARANTY SHALL BF GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

18. WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

19. CERTIFICATE. Within fifteen (15) days after request by Landlord, Guarantor shall deliver a certificate confirming that this Guaranty is in fall force and effect and unamended (or, if amended, specifying such amendment), and whether, to the knowledge of Guarantor, any default exists under the Lease or this Guaranty.

20. REFINANCE COOPERATION. If Landlord proposes to finance or refinance the Premises, Guarantor shall cooperate in the process, and shall negotiate in good faith any request made by a prospective Mortgagee for changes or modifications to the Lease and this Guaranty, and shall not unreasonably withhold its consent to any such proposed change or modification so long as the same does not adversely affect any significant right or obligation of Tenant under the Lease, increase Tenant's obligations under the Lease or change Guarantor's rights and obligations under this Guaranty. Guarantor agrees to execute, acknowledge and deliver documents reasonably requested by the prospective Mortgagee (such as a consent to the financing (without encumbering Guarantor's or Tenant's assets), a consent to assignment of lease and of this Guaranty, estoppel certificate and a subordination, non-disturbance and attornment agreement) customary for tenants and their guarantors to sign in connection with mortgage loans to landlords, so long as such documents are in form then customary among institutional lenders (provided the same do not adversely change Tenant's rights or obligations in a way not previously changed by loan documents previously executed by Tenant in connection with an earlier Mortgage or adversely change Guarantor's rights and obligations under this Guaranty). Guarantor shall permit Landlord and any Mortgagee or prospective Mortgagee, at their expense, to meet with officers of Guarantor at Guarantor's offices and to discuss the Guarantor's business and finances. On request of Landlord, Guarantor agrees to provide any Mortgagee or prospective Mortgagee the information to which Landlord is entitled hereunder, provided that if any such information is non-public and designated as such by Guarantor, Landlord will take reasonable steps to assure the confidentiality of such information.



                            [EXECUTION PAGE FOLLOWS]

         IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in as of the date first written above.

                                       GUARANTOR:

                                       EGL, Inc., a Texas corporation


                                       By:
                                          ----------------------------------
                                       Name:  Elijio V. Serrano
                                       Title: Chief Financial Officer

STATE OF TEXAS         }
                       }
COUNTY OF HARRIS       }

         I, Mary C. Sullivan, a Notary Public; in and for said County, in the State aforesaid, do hereby certify that Elijio V. Serrano, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the same instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 28th day of December, 2001.



                                       -------------------------------------
                                       Notary Public

                                       My Commission expires:



                                       -------------------------------------

                                   SCHEDULE I

                             INDEX OF DEFINED TERMS



Enforcement Costs...............................................
Guaranteed Obligations..........................................
Guarantor.......................................................
Guaranty........................................................
include.........................................................
includes........................................................
including.......................................................
Landlord........................................................
Lease...........................................................
Monetary Obligations............................................
Mortgagee.......................................................
Proceedings.....................................................
Tenant..........................................................